EXHIBIT 24.1




                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



          The Board of Directors
          National Patent Development Corporation


          We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.


                                                  KPMG PEAT MARWICK








          New York, New York
          January 18, 1994